UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2006

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

0-12788	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 12, 2006, the Executive Committee (the “Committee”) of the Board of Directors of Casey’s General Stores, Inc. (the “Company”) approved the execution by the Company of amendments to the employment agreements with Ronald M. Lamb (Chairman of the Executive Committee and former CEO) and John G. Harmon (Senior Vice President and Secretary). The Committee also approved the execution by the Company of amendments to the Non-Qualified Supplemental Executive Retirement Plan (the “SERP”) of the Company. The foregoing actions had been considered and approved previously by the Compensation Committee of the Board of Directors, subject to the preparation of final documentation.

The amendment to the employment agreement with Mr. Lamb (the “Second Lamb Amendment”) continues his employment with the Company as Chairman of the Executive Committee, effective as of June 21, 2006, the date of his transition to that position from his former position as Chief Executive Officer. Under the amendment, Mr. Lamb’s duties will be as mutually determined by the Board of Directors and Mr. Lamb from time to time. The amendment to the employment agreement with Mr. Harmon (the “Third Harmon Amendment”) extends the term of his employment with the Company as Senior Vice President and Secretary until March 1, 2014, under the terms of his existing employment agreement with the Company. The amendments to the SERP (the “SERP Amendments”) are intended primarily to establish a maximum amount ($285,000) that will be used in lieu of Mr. Harmon’s then-current salary in determining the retirement benefits payable to Mr. Harmon under the SERP.

Copies of the Second Lamb Amendment, Third Harmon Amendment and the SERP Amendments are attached hereto as Exhibits 10.22(b), 10.24(b) and 10.30(a), respectively, and are incorporated herein by this reference. The foregoing descriptions of the Second Lamb Amendment, Third Harmon Amendment and SERP Amendments do not purport to be complete and are qualified in their entirety by reference to the Exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibits accompanying this report are listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer

Date: July 17, 2006

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description

10.22(b)	Second Amendment to Amended and Restated Employment Agreement with Ronald M. Lamb

10.24(b)	Third Amendment to Amended and Restated Employment Agreement with John G. Harmon

10.30(a)	Amendment of the Casey’s General Stores, Inc. Non-Qualified Supplemental Executive Retirement Plan

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